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                                                                     Exhibit 1.1

                         MEDICAL PROPERTIES TRUST, INC.
                        12,066,823 SHARES OF COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                    July 7, 2005

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
As Representative of the several Underwriters listed on Schedule II hereto 1001 19th Street North
Arlington, Virginia  22209

Ladies and Gentlemen:

            Medical Properties Trust, Inc., a Maryland corporation (the "Company"), MPT Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), and certain stockholders of the Company listed on
Schedule I hereto (the "Selling Stockholders"), each confirms its or his agreement with each of the Underwriters listed on Schedule II hereto (collectively, the "Underwriters"), for whom Friedman, Billings, Ramsey & Co., Inc. ("FBR") is acting as representative (in such capacity, the "Representative"), with respect to (i) the sale by the Company and the Selling Stockholders of 12,066,823 shares (the "Initial Shares") of common stock, par value $0.001 per share, of the Company ("Common Stock") in the respective numbers of shares set forth opposite the names of the Company and each such Selling Stockholder in Schedule I hereto, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of Initial Shares set forth opposite the names of the Underwriters in Schedule II hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of 1,810,023 additional shares of Common Stock to cover over-allotments (the "Option Shares"), if any, from the Company to the Underwriters, acting severally and not jointly, in amounts proportionate to the respective numbers of Initial Shares set forth opposite the names of the Underwriters on Schedule II hereto. The Initial Shares to be purchased by the Underwriters and all or any part of the Option Shares are hereinafter called, collectively, the "Shares."

            The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

            The Company has filed with the Securities and Exchange Commission (the Commission"), a registration statement on Form S-11 (No. 333-119957) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder (the "Securities Act Regulations"). The Company has prepared and filed such amendments thereto, if any, and such amended preliminary prospectuses, if any, as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement as amended at the time it became effective (including

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financial statements, exhibits, schedules and other information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A(b) of the Securities Act Regulations) is hereinafter called the "Registration Statement," except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the First Closing Date (as defined below), "Registration Statement" shall refer to such registration statement as so amended. Any registration statement filed by the Company pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the "Rule 462(b) Registration Statement" and from and after the date and time of filing the Rule 462(b) Registration Statement, the term Registration Statement shall include the Rule 462(b) Registration Statement. Each prospectus included in the Registration Statement, or amendments thereof or supplements thereto, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the "Preliminary Prospectus." The term "Prospectus" means the final prospectus, as first filed with the Commission pursuant to Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

            The Operating Partnership or a Subsidiary (as defined below) owns a portfolio of nine operating facilities and has three facilities that are under development (the "Current Properties"). The Operating Partnership or a Subsidiary has entered into agreements (the "Acquisition Agreements") as described in the Registration Statement to acquire or develop five additional properties (the "Pending Acquisition Properties").

            Each Selling Stockholder has executed and delivered a (i) Custody Agreement signed by such Selling Stockholder and American Stock Transfer & Trust Co., as custodian (the "Custodian"), in the form attached hereto as Exhibit A, pursuant to which each Selling Stockholder party thereto has placed the Initial Shares to be sold by it pursuant to this Agreement in custody (the "Custody Agreement") and a (ii) Power of Attorney, in the form attached hereto as Exhibit B (the "Power of Attorney"), appointing certain individuals named therein as such Selling Stockholder's attorneys-in-fact (each, an "Attorney-in-Fact," and collectively, the "Committee") with the authority to execute and deliver this Agreement on behalf of such Selling Stockholder and to take certain other actions with respect thereto and to the extent set forth therein relating to the transactions contemplated by this Agreement and by the Prospectus.

            The Company, each of the Selling Stockholders and the Underwriters agree as follows:

      1.    Sale and Purchase:

      (a) Initial Shares. Upon the basis of the representations and warranties and other terms and conditions herein set forth at a purchase price per share of $9.765, the Company agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite its name, and each Selling Stockholder agrees to sell to the Underwriters the number of Initial Shares set forth in
Schedule I opposite such Selling Stockholder's name, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders the number of Initial Shares set forth in Schedule II opposite such Underwriter's name, plus any

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additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representative, in its sole discretion, shall make to eliminate any sales or purchases of fractional shares.

      (b) Option Shares. In addition, upon the basis of the representations and warranties and other terms and conditions herein set forth, at the purchase price per share set forth in Section 1(a) hereof, the Company hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Company all or any part of the Option Shares, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representative to the Company setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representative, and may be the First Closing Date (as hereinafter defined), but otherwise shall not be later than five full business days after the exercise of such option, nor in any event prior to the First Closing Date, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, the Company will sell the total number of Option Shares then being purchased and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule II opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representative, in its sole discretion, shall make to eliminate any sales or purchases of fractional shares.

      2.    Payment and Delivery:

      (a) Initial Shares. The Shares to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company and the Selling Stockholders to the Representative, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours prior notice to the Company and the Selling Stockholders, including, at the option of the Representative, through the facilities of The Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company and each of the Selling Stockholders, upon at least forty-eight hours prior notice. The Company will cause any certificates representing the Initial Shares to be made available for checking and packaging at least twenty-four hours prior to the First Closing Date with respect thereto at the office of Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, or at the office of DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representative and the Company). The time and date at which such payment and delivery are actually made is hereinafter called the "First Closing Date."

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      (b)   Option Shares. Any Option Shares to be purchased by each Underwriter hereunder shall be delivered by or on behalf of the Company to the Representative, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least twenty-four hours prior notice to the Company, including, at the option of the Representative, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representative by the Company upon at least twenty-four hours prior notice. The Company will cause any certificates representing the Option Shares to be made available for checking and packaging at least twenty-four hours prior to an Option Closing Date with respect thereto at the Designated Office. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representative in the notice given by the Representative to the Company of the Underwriters' election to purchase such Option Shares or on such other time and date as the Company and the Representative may agree upon in writing.

            Each of the Company and the Selling Stockholders acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm's length contractual counterparty to the Company and the Selling Stockholders with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Stockholders or any other person. Additionally, neither the Representative nor any other Underwriter is advising the Company, the Selling Stockholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Stockholders shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company or the Selling Stockholders with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Stockholders.

      3.    Representations and Warranties:

      The Company and the Operating Partnership represent and warrant to each Underwriter that:

      (a) the authorized shares of capital stock of the Company conform in all material respects to the description thereof contained in the Prospectus; the Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization"; at the First Closing Date, 37,635,862 shares of Common Stock will be issued and outstanding and no other shares of preferred stock or any other class of common stock will be issued and outstanding; the outstanding shares of Common Stock of the Company and the outstanding capital stock, limited liability company membership interests and units of limited partnership interest of each subsidiary of the Company, each of which is named in Exhibit 21.1 to the Registration Statement (each, including the Operating Partnership, except where noted, a "Subsidiary" and, collectively, "Subsidiaries") including shares of Common Stock owned by Selling Stockholders have been duly and validly authorized and issued and are fully paid and

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nonassessable, have been issued in compliance with federal and state securities laws, and, except as disclosed in the Prospectus, all of the outstanding capital stock, units of limited partnership interest and limited liability company membership interests of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company; except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

      (b) the Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland, with all requisite corporate power and authority to own, lease and operate its properties, and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified as a foreign corporation to transact business or licensed and is in good standing in each jurisdiction in which the nature or conduct of its business requires such qualification or license and in which the failure, individually or in the aggregate, to be so qualified or licensed (i) would reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any transactions contemplated hereby or (ii) would reasonably be expected to have a material adverse effect on, or result in a material adverse change in, the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus (any such effect or change described in clause
(ii) hereof is hereinafter called, as the context so requires, a "Material Adverse Effect" or a "Material Adverse Change"); except as disclosed in the Prospectus, all of the issued and outstanding shares of beneficial interest, capital stock, limited liability company membership interests or units of limited partnership interests of each Subsidiary is owned by the Company directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; except as disclosed in the Prospectus, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary's capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary's property or assets to the Company or to any other Subsidiary; other than as disclosed in the Registration Statement and the Prospectus and the next paragraph, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

      (c) upon completion of the offering of the Shares (i) the Company will be a holder of units of limited partnership interest in the Operating Partnership (the "Units") representing an approximate 99% interest in the Operating Partnership, (ii) Medical Properties Trust, LLC (the "General Partner") will be the holder of Units representing an approximate 1% interest in the Operating Partnership, as its sole general partner, and (iii) the Company will own a 100% membership interest in the General Partner; the Subsidiaries (all of which are named in

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Exhibit 21.1 to the Registration Statement) have been duly incorporated, formed or organized, as the case may be, and are validly existing as a corporation, limited liability company, general partnership or limited partnership, as the case may be, in good standing under the laws of their respective jurisdictions of incorporation, formation or organization, as applicable, with all requisite power and authority to own, lease and operate their respective properties and to conduct their respective businesses as described in the Registration Statement and the Prospectus; each Subsidiary is duly qualified to transact business or licensed as a foreign corporation, foreign limited partnership or foreign limited liability company, as applicable and is in good standing in each jurisdiction in which the conduct or nature of their business requires such qualification or license and in which the failure to be so qualified or licensed, individually or in the aggregate, would have a Material Adverse Effect;

      (d) the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as further amended and/or restated (the "Partnership Agreement"), has been duly and validly authorized, executed and delivered by or on behalf of the partners of the Operating Partnership and constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity;

      (e) the Company has delivered to the Representative copies of the Registration Statement (with exhibits) and the Preliminary Prospectus, as amended or supplemented, in such quantities and at such places as the Representative have reasonably requested for each of the Underwriters;

      (f) the Company has not distributed and will not distribute, prior to the later of the last Option Closing Date or the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than a Preliminary Prospectus, the Prospectus and the Registration Statement;

      (g) the Company and the Subsidiaries are in compliance with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect;

      (h) the Company is not in violation of its Second Articles of Amendment and Restatement, as amended or restated, (the "Articles of Amendment") or Bylaws; the Operating Partnership is not in violation of its Certificate of Limited Partnership or the Partnership Agreement, and no Subsidiary is in violation of its applicable organizational documents (including, without limitation partnership and limited liability company agreements); neither the Company nor any Subsidiary is in breach of or default in (nor to the knowledge of the Company or any Subsidiary has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default in) the performance or observance by the Company or any Subsidiary of any obligation, agreement, contract, franchise, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound except for such breaches or defaults that,

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individually or in the aggregate, would not reasonably be expected to have a
Material Adverse Effect;

      (i) the execution, delivery and performance of this Agreement and the Acquisition Agreements and the issuance, sale and delivery by the Company of the Shares and the consummation of the transactions contemplated herein and therein will not (A) conflict with, or result in any breach or constitute a default (nor constitute any event which with notice, lapse of time, or both would constitute a breach or default) (i) by the Company of any provision of its Articles of Amendment or Bylaws, by the Operating Partnership of any provision under its Certificate of Limited Partnership or Partnership Agreement, by any Subsidiary (excluding the Operating Partnership) of any provision of its applicable organizational documents, or (ii) by the Company or any Subsidiary of any provision of any obligation, agreement, contract, franchise, license, indenture, mortgage, deed of trust, loan or credit agreement, lease or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or (iii) by the Company or any Subsidiary under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary except in the case of clauses (A)(ii) and (A)(iii) above, for such conflicts, breaches or defaults that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; or (B) except as disclosed in the Prospectus, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary;

      (j) the Company or a Subsidiary, as applicable, has the full legal right, corporate power and authority to enter into this Agreement and the Acquisition Agreements and to consummate the transactions contemplated herein and therein; the Company has the corporate power to issue, sell and deliver the Shares as provided herein; this Agreement and each of the Acquisition Agreements has been duly authorized, executed and delivered by the Company and each is a legal, valid and binding agreement of the Company enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law;

      (k) the Operating Partnership or a Subsidiary, as applicable, has the full legal right, power and authority to enter into this Agreement and the Acquisition Agreements and to consummate the transactions contemplated herein and therein; this Agreement and each of the Acquisition Agreements has been duly authorized, executed and delivered by the Operating Partnership or a Subsidiary, as applicable, and each constitutes the valid and binding agreement of the Operating Partnership or a Subsidiary, as applicable, enforceable against the Operating Partnership or a Subsidiary, as applicable, in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally, and by general equitable principles and except as rights to indemnity and contribution thereunder may be limited by applicable law or policies underlying such law;

      (l) no approval, authorization, consent or order of, or registration or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required for the Company's, Operating Partnership's or a Subsidiary's, as applicable,

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execution, delivery and performance of this Agreement and the Acquisition
Agreements and their consummation of the transactions contemplated herein or therein, including the sale and delivery of the Shares, other than (A) such as have been obtained, or will have been obtained before the First Closing Date or the applicable Option Closing Date, as the case may be, under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (B) such approvals as have been obtained or will have been obtained in connection with the approval of the listing of the Shares on the New York Stock Exchange;
(C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, the absence of which would not reasonably be expected to have a Material Adverse Effect; and (D) with respect to the Acquisition Agreements, such as have been obtained, or will have been obtained either before or after the applicable closing dates under the Acquisition Agreements;

      (m) each of the Company and the Subsidiaries and to the knowledge of the Company, each tenant or proposed tenant of the Current Facilities and the Pending Acquisition Facilities has all necessary licenses, permits, authorizations, consents and approvals, possess valid and current certificates, has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses and own their respective properties and other assets as described in the Prospectus, except to the extent that any failure to have any such licenses, permits, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; except as disclosed in the Prospectus, neither the Company nor any of the Subsidiaries and to the best knowledge of the Company, each tenant or proposed tenant of the Current Facilities and the Pending Acquisition Facilities is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to conduct the business and own the properties and other assets which it currently provides or owns or which it proposes to provide or own as described in the Prospectus, except such accreditations and certifications described in the Prospectus, all of which have been obtained or, with respect to the Pending Acquisition Properties, will have been obtained either before or after the applicable closing dates under the Acquisition Agreements; neither the Company nor any of the Subsidiaries and to the best knowledge of the Company, each tenant or proposed tenant of the Company's facilities and the Pending Acquisition Facilities is in violation of, in default under, or has received any written notice regarding a possible violation, default or revocation of any such certificate, license, permit, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which, individually or in the aggregate, would result in a Material Adverse Effect;

      (n) each of the Registration Statement and any Rule 462(b) Registration Statement has been declared effective under the Securities Act by the Commission and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of the Company and the Operating Partnership, are contemplated or threatened by the Commission, and the Company has complied to the Commission's satisfaction with any request on the part of the Commission for additional or supplemental information;

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      (o)   the Preliminary Prospectus and the Registration Statement comply, and the Prospectus and any further amendments or supplements thereto will, when they have become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement did not, and any amendment thereto will not, in each case as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and on the First Closing Date and on each Option Closing Date (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, or any amendments or supplements thereto, in reliance upon and in conformity with the information furnished in writing by or on behalf of the Underwriters through the Representative to the Company or any Selling Stockholder expressly for use in the Registration Statement or the Prospectus, or any amendments or supplements thereto (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(c) hereof);

      (p) the Preliminary Prospectus was, and the Prospectus delivered to the Underwriters for use in connection with this offering will be, identical to the versions of the Preliminary Prospectus and Prospectus transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T;

      (q) except as described in the Prospectus, there are no actions, suits or proceedings pending or, to the knowledge of the Company and the Operating Partnership, threatened, and the Company has not received notice of any pending investigation or inquiry (i) against or affecting the Company or any of the Subsidiaries, or (ii) which has the subject thereof any of the respective officers and directors of the Company or any officers, directors, managers or partners of its Subsidiaries, or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency, that, if determined adversely, would reasonably be expected to result in a judgment, decree, award or order having a Material Adverse Effect or would reasonably be expected to have a Material Adverse Effect;

      (r) the consolidated financial statements of the Company and the Subsidiaries, including the notes thereto, included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the entities to which such financial statements relate (the "Covered Entities") as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; the supporting schedules included in the Registration Statement fairly present the information required to be stated therein; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States ("GAAP") and on a consistent basis during the periods involved (except as may be expressly stated in the related

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notes thereto) and in accordance with Regulation S-X promulgated by the
Commission; the financial data set forth in the Registration Statement and in the Prospectus under the captions "Summary - Summary Financial Information," "Selected Financial Information," and "Capitalization" fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in the Registration Statement and the Prospectus; no other financial statements or supporting schedules are required to be included in the Registration Statement; no other pro forma financial information is required to be included in the Registration Statement; the unaudited pro forma financial information (including the related notes) included in the Prospectus and any Preliminary Prospectus complies as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations, and management of the Company believes that the assumptions underlying the pro forma adjustments are reasonable; such pro forma adjustments have been properly applied to the historical amounts in the compilation of the information and such information fairly presents with respect to the Company and the Subsidiaries, the financial position, results of operations and other information purported to be shown therein at the respective dates and for the respective periods specified;

      (s) (i) KPMG LLP, who have audited certain financial statements of the Company and its consolidated subsidiaries and expressed their opinions in reports with respect to the consolidated financial statements of the Company and the Subsidiaries filed with the Commission as part of the Registration Statement and Prospectus are, and were during the periods covered by its reports, independent public accountants with respect to the Company as required by the Securities Act and the Securities Act Regulations and the Exchange Act and the rules and regulations thereunder (the "Exchange Act Regulations"); and (ii) to the Company's and the Operating Partnership's knowledge, KPMG LLP is not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission thereunder (the "Sarbanes-Oxley Act");

      (t) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, as of the date hereof, there has not been (A) any Material Adverse Change or, to the knowledge of the Company, any development that could reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries or any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that would reasonably be expected to result in a Material Adverse Effect or (D) any dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other Subsidiaries, any of its Subsidiaries on any class of its capital stock or repurchase or redemption by the Company or any of its Subsidiaries of any class of capital stock;

      (u) the Shares conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

      (v) there are no persons with registration or other similar rights to have any equity or debt securities, including securities that are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act, (i) except for certain of the Selling Stockholders, to the extent of the equity securities to be offered and sold by such Selling Stockholders as contemplated by this Agreement, (ii) except for those registration or similar rights that have been waived with respect to the offering contemplated by this Agreement, and (iii) except pursuant to or arising out of that certain Registration Rights Agreement dated April 7, 2004, all of which registration or similar rights described in clauses (i), (ii) and (iii) are fairly summarized in the Prospectus; no person has a right of participation or first refusal with respect to the sale of the Shares by the Company;

      (w) the issuance and sale of the Shares by the Company to the Underwriters hereunder have been duly authorized by the Company, and, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and nonassessable, free and clear of any pledge, lien, encumbrance, security interest or other claim created by or known to the Company, and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or under any agreement to which the Company or any Subsidiary is a party or otherwise; except as contemplated herein or as otherwise disclosed in the Registration Statement or the Prospectus, there are no contracts, agreements or understandings between the Company and any person or entity granting such person or entity the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company;

      (x) the Shares have been registered pursuant to Section 12(b) of the Exchange Act and the Shares have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance;

      (y) the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

      (z) neither the Company nor any of its affiliates is (i) required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or the Exchange Act Regulations, (ii) an affiliate of a broker or dealer or (iii) a person associated with a member firm of the NASD (within the meaning of Article I of the Bylaws of the NASD);

      (aa) the Company has not relied upon the Representative or legal counsel for the Underwriters for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

      (bb) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Articles of Amendment and Bylaws of the Company and the requirements of the New York Stock Exchange;

      (cc) the Company and the Subsidiaries have good and marketable title in fee simple to all real property, and good title to all personal property, owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, encroachments, restrictions, mortgages and other defects, except such as are disclosed in the Prospectus or listed as an exception to any owner's or leasehold title insurance policy with respect to such real property and personal property made available by the Company to the Underwriters or their counsel or such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; any real property, improvements, equipment and personal property held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such Subsidiary; the Company or a Subsidiary has obtained an owner's or leasehold title insurance policy, from a title insurance company licensed to issue such policy, on any real property owned in fee or leased, as the case may be, by the Company or any Subsidiary, that insures the Company's or the Subsidiary's fee or leasehold interest, as the case may be, in such real property, which policies include only commercially reasonable exceptions, and with coverages in amounts at least equal to amounts that are generally deemed in the Company's industry to be commercially reasonable in the markets where the Company's properties are located, or a lender's title insurance policy insuring the lien of its mortgage securing the real property with coverage equal to the maximum aggregate principal amount of any indebtedness held by the Company or a Subsidiary and secured by the real property;

      (dd) to the knowledge of the Company, all real property owned or leased by the Company or any Subsidiary, including the Current Facilities, whether owned in fee simple or through a joint venture or other partnership, (each, a "Property" and collectively "Properties"), is free of any material structural defects and all building systems contained therein are in good working order in all material respects, subject to ordinary wear and tear or, in each instance, the Company or any Subsidiary, as the case may be, has created or caused to be created an adequate reserve or capital budget to effect reasonably required repairs, maintenance and capital expenditures; water, storm water, sanitary sewer, electricity and telephone service are all available at the property lines of such property over duly dedicated streets or perpetual easements of record benefiting such property; the Company has not received any notice of any pending or threatened special assessment, tax reduction proceeding or other action that could reasonably be expected to have a Material Adverse Effect;

      (ee) each of the properties listed in the Prospectus as a property with respect to which the Company or one of its Subsidiaries has a leasehold interest is the subject of a lease that has been duly and validly authorized, executed and delivered by or on behalf of the Company or a Subsidiary, and to the knowledge of the Company, by each of the other parties thereto and each such lease constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity;

      (ff) the descriptions in the Registration Statement and the Prospectus of legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly in all material respects the information required to be disclosed, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Registration Statement and the Prospectus are legal, valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles;

      (gg) there are no real property interests or loans in respect of real property that any of the Company and the Subsidiaries directly or indirectly intends to acquire, lease, originate or underwrite or any contracts, letters of intent, term sheets, agreements, arrangements or understandings with respect to the direct or indirect acquisition, disposition, origination or underwriting by the Company or the Subsidiaries of interests in real property or loans in respect of real property that are required to be described in the Registration Statement or the Prospectus and are not so described;

      (hh) the Company and each Subsidiary owns or possesses, adequate and sufficient licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, domain names, software and design licenses, approvals, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intellectual Property Rights") necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus; neither the Company nor any Subsidiary has received notice of infringement of or conflict with (and the Company knows of no such infringement of or conflict with) asserted rights of others with respect to any Intellectual Property Rights which would reasonably be expected to have a Material Adverse Effect; neither the Company nor any Subsidiary is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be set forth in the Prospectus and are not described as required in all material respects;

      (ii) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; (v) management is made aware of all material transactions concerning the Company or its properties; and (vi) the Company qualifies as a REIT under the requirements of the Code;

      (jj) each of the Company, the General Partner, and the Subsidiaries has filed on a timely basis (including in accordance with any applicable extensions) all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof or have properly requested extensions thereof, and have paid all taxes shown as due thereon, and if due and payable, any related or similar assessment, fine or penalty levied against the Company, the General Partner, or any of the Subsidiaries; no tax deficiency has been asserted against any such entity, nor does the Company or any of the Subsidiaries know of any tax deficiency which is likely to be asserted against any such entity; all tax liabilities are adequately provided for on the respective books of such entities;

      (kk) each of the Company and the Subsidiaries maintains insurance, issued by insurers of recognized financial responsibility, of the types and with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate for their respective businesses and properties, and to the knowledge of the Company, consistent with insurance coverage maintained by similar companies in similar businesses, which insurance is in full force and effect; the Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted; neither of the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied;

      (ll) except as otherwise disclosed in the Prospectus, (i) none of the Company or any of the Subsidiaries nor, to the knowledge of the Company, any other owners or tenants of the Current Properties or the Pending Acquisition Properties has used, handled, stored, treated, transported, manufactured, spilled, leaked, or discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as defined below) on, in, under or affecting any real property currently leased or owned by the Company or any of the Subsidiaries (collectively, the "Real Property"), except in connection with the ordinary use of residential, retail, commercial or healthcare properties owned by the Subsidiaries; (ii) the Company and the Subsidiaries do not intend to use the Real Property or any subsequently acquired properties for the purpose of using, handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials other than in connection with the ordinary use of residential, retail, commercial or healthcare properties owned by the Subsidiaries; (iii) none of the Company or the Subsidiaries has received any notice of, or has any knowledge of, any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state or local environmental statute or regulation or under common law, pertaining to Hazardous Materials on or originating from any of the Real Property, including without limitation a claim under or pursuant to any Environmental Statute (as hereinafter defined); (v) the Real Property is not included or, to the knowledge of the Company, proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or, to the Operating Partnership's and the Company's knowledge, proposed for inclusion on any similar list or inventory issued pursuant to any other Environmental Statute or issued by any other Governmental Authority (as defined below); in the operation of the Company's businesses, the Company obtains Phase I Environmental Audits with respect to Real Properties as described in the Prospectus;

      As used herein, "Hazardous Material" shall include, without limitation, any flammable explosive, radioactive material, hazardous substance, hazardous material, hazardous waste, toxic substance, asbestos or related material, as defined by any federal, state or local environmental law, ordinance, rule or regulation including without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9675 ("CERCLA"), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 6901-6992K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y, the Clean Air Act, 42 U.S.C. Sections 7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Sections 1251-1387, the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j-26, and the Occupational Safety and Health Act, 29 U.S.C. Sections 651-678, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (individually, an "Environmental Statute") or by any federal, state or local governmental authority having or claiming jurisdiction over the properties and assets described in the Prospectus (a "Governmental Authority");

      (mm) to the knowledge of the Company, there are no costs or liabilities associated with any Environmental Statute (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with any Environmental Statute or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

      (nn) to the knowledge of the Company, none of the entities which prepared appraisals of the Real Property, nor the entities which prepared Phase I or other environmental assessments with respect to the Real Property, was employed for such purpose on a contingent basis or has any substantial interest in the Company or any of the Subsidiaries, and none of their directors, officers or employees is connected with the Company or any of the Subsidiaries as a promoter, selling agent, officer, director or employee;

      (oo) neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law, rule or regulation, including without limitation any federal or state law relating to discrimination in the hiring, termination, promotion, terms or conditions of employment or pay of employees, nor any applicable federal or state wages and hours law, the violation of, individually or in the aggregate would reasonably be expected to have a Material Adverse Effect;

      (pp) the Company, the Subsidiaries and their "ERISA Affiliates" (as defined below) and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, the Subsidiaries or their ERISA Affiliates or to which the Company, the Subsidiaries or their ERISA Affiliates contribute or are required to contribute are in compliance in all material respects with ERISA; "ERISA Affiliate" means any trade or business, whether or not incorporated, which with the Company or a Subsidiary is treated as a single employer under
Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder and the corresponding provisions of state income tax codes (the "Code"); no such employee benefit plan is subject to Section 412 of the Code, Section 302 of ERISA or Title IV of ERISA; all contributions required to have been made under each such employee benefit plan have been made on a timely basis; there has been no "prohibited transaction" (as defined in Section 4975 of the Code or Section 406 or 407 of ERISA) for which the Company, the Subsidiaries or their ERISA Affiliates have any liability; each such employee benefit plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would reasonably be expected to cause the loss of such qualification;

      (qq) neither the Company nor any of the Subsidiaries nor any officer purporting to act on behalf of the Company or any of the Subsidiaries nor, to the Company's knowledge, any director, manager, employee or other representative purporting to act on behalf of the Company or any of the Subsidiaries has at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law or (iii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

      (rr) there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers, directors, managers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

      (ss) there is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended, including
Section 402 related to loans and Sections 302 and 906 related to certifications to the extent such provisions are applicable to the Company;

      (tt) neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its Subsidiaries, and to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith. "FCPA" means Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder;

      (uu) the operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened;

      (vv) neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

      (ww) except as disclosed in the Registration Statement and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (ii) does not intend to use any of the proceeds from the sale of the Shares hereunder to repay any outstanding debt owed to any affiliate of any Underwriter;

      (xx) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company or the Operating Partnership, any officer, director, employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus and which has not been properly described therein;

      (yy) all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary, have been issued and sold in compliance with (i) all applicable federal and state securities laws, (ii) the laws of the applicable jurisdiction of incorporation of the issuing entity and, (iii) to the extent applicable to the issuing entity, the requirements of the New York Stock Exchange;

      (zz) the Company has fairly summarized in the Prospectus all material options and rights of first refusal to purchase all or part of any Real Property or any interest therein; to the knowledge of the Company, each of the Real Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects or, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Real Properties and will not result in a forfeiture or reversion of title; to the knowledge of the Company, there is no pending or threatened condemnation, zoning change or other similar proceeding or action that will in any material respect affect the size or use of, improvements on, or construction on or access to the Properties, except such zoning changes, proceedings or actions that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect; all liens, charges, encumbrances, claims, or restrictions on or affecting the properties and assets (including the Properties) of the Operating Partnership or any of the Subsidiaries that are required to be described in the Prospectus (or, the most recent

Preliminary Prospectus) are disclosed therein; to the knowledge of the Company, no lessee of any portion of any of the Properties is in default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice or both would constitute a default under any of such leases, except such defaults that would not reasonably be expected to have a Material Adverse Effect; and except as disclosed in the Registration Statement and the Prospectus, no tenant under any lease pursuant to which any of the Subsidiaries leases the Real Properties has an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part, except as such options or rights of first refusal which, if exercised, would not reasonably be expected to have a Material Adverse Effect;

      (aaa) the mortgages and deeds of trust encumbering the real property owned by the Company and its Subsidiaries are not convertible nor will the Company or the Partnership hold a participating interest therein and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not to be owned directly or indirectly by the Company or the Subsidiaries;

      (bbb) in connection with the offering of Common Stock, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act; the Company has not distributed and will not distribute any prospectus or other offering material, other than the Preliminary Prospectus and the Prospectus, in connection with the offer and sale of the Shares;

      (ccc) the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); neither the Company nor any of the Subsidiaries or to the knowledge of the Company, affiliates of the Company does business with the government of Cuba or, to the knowledge of the Company, with any person or affiliate located in Cuba;

      (ddd) except as otherwise disclosed in the Prospectus, the Company has not incurred any liability for any broker's or finder's fees or similar payments in connection with the transactions herein contemplated;

      (eee) no business relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, directors, managers, shareholders, partners, customers or suppliers of the Company or any of the Subsidiaries on the other hand, that is required by Form S-11 under the Securities Act and the Securities Act Regulations to be described in the Registration Statement and the Prospectus and which is not so described;

      (fff) the board of directors of the Company has determined that each of the directors of the Company described as an "Independent Director" in the Prospectus is "independent" in accordance with the rules and regulations of the New York Stock Exchange;

      (ggg) neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares and the use of the proceeds as described under the caption "Use of Proceeds" in the Prospectus, will not be an "investment company" or an entity "controlled" by an

"investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

      (hhh) there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries which, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect;

      (iii) the statistical and market related data included in the Prospectus and the Registration Statement are based on or derived from sources that the Company believes to be reliable and accurate;

      (jjj) the Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code for its taxable year ended December 31, 2004, and its current and proposed method of operation as described in the Prospectus will enable the Company to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code for its taxable year ending December 31, 2005 and thereafter; the Company presently intends to continue to qualify as a real estate investment trust under the Code this year and for all subsequent years, and the Company does not know of any event that would cause or is likely to cause the Company to fail to qualify as a real estate investment trust under the Code for the taxable year ending December 31, 2005 or anytime thereafter;

      (kkk) the factual description of, and the assumptions and representations regarding, the Company's organization and actual and proposed method of operation set forth in the Prospectus under the heading "Federal Income Tax Consequences Of Our Status As A REIT" are accurate and present fairly the matters referred to therein;

      (lll) the unaudited pro forma consolidated financial statements included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X;

      (mmm) neither the Company, any of its Subsidiaries, nor any Real Property owned, directly or indirectly, by the Company has sustained, since the Company's ownership of such Real Property, any loss or interference with its business from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or arbitrators' or court or governmental action, order or decree that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, otherwise than as set forth in the Prospectus;

      (nnn) no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company or making any other distribution on such Subsidiary's capital stock or other equity interests, except for such prohibitions or other limitations as will not prevent the Company from meeting the requirements for qualification and for taxation as a real estate investment trust under the Code; and

      (ooo) any certificate signed by any officer of the Company or any Subsidiary delivered to the Representative or to legal counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

            Each Selling Stockholder severally and not jointly represents and warrants to the Underwriters that:

      (a) such Selling Stockholder has full legal power and authority to enter into this Agreement; this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable in accordance with its terms, except to the extent that the indemnification and contribution provisions of
Section 9 hereof may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditor's rights generally or by general equitable principles;

      (b) such Selling Stockholder has full legal power and authority to enter into each of the Custody Agreement and the Power of Attorney; the Custody Agreement and the Power of Attorney of such Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, and is enforceable against such Selling Stockholder in accordance with the terms thereof, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

      (c) certificates, or book entries, in negotiable form for the Shares to be sold hereunder by such Selling Stockholder have been placed in custody under and may be transferred under the Custody Agreement and the Power of Attorney for such Selling Stockholder; such Selling Stockholder agrees that the Shares represented by the certificates held in custody for him or it under the Custody Agreement are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Committee, the Underwriters, each other Selling Stockholder and the Company; and that the Power of Attorney, the arrangements made by such Selling Stockholder for such custody and the appointment of the Custodian and the Committee by such Selling Stockholder are irrevocable; and that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Stockholder or the occurrence of any other event; if any Selling Stockholder should die, become disabled or incapacitated or be liquidated or if any other such event should occur before the delivery of the Shares hereunder; certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Committee and the Custodian pursuant to the Custody Agreement and the Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Committee, or either of them, shall have received notice thereof;

      (d) such Selling Stockholder now has, and before the First Closing Date will have, (i) good and marketable title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Custody Agreement and the Power of Attorney), and (ii) full legal right and power, and all authorizations and approvals required by law and under its organizational documents, if applicable, to enter into this Agreement and the Custody Agreement and the Power of Attorney, to sell, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Stockholder herein; upon the delivery of and payment for such Shares hereunder, such Selling Stockholder will deliver good, valid and marketable title thereto, free and clear of any pledge, lien, mortgage, encumbrance, security interest or other claim;

      (e) before the First Closing Date or the applicable Option Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with;

      (f) the execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement and the Power of Attorney will not contravene or conflict with, result in a breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), or require the consent of any other party to,
(i) any provision of the organizational documents of such Selling Stockholder, if applicable, or any other agreement or instrument to which such Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, (ii) any provision of applicable law or any judgment, order, decree or regulation applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder, or (iii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Selling Stockholder is a party or by which it or its properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Selling Stockholder; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Selling Stockholder;

      (g) no approval, authorization, consent or order of, or registration or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required for the Selling Stockholder's execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares, other than (i) such as have been obtained, or will have been obtained before the First Closing Date, as the case may be, under the Securities Act and the Exchange Act, and from the NASD, (ii) such approvals as have been obtained in connection with the approval of the listing of the Shares on the New York Stock Exchange and
(iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

      (h) such Selling Stockholder (i) has carefully reviewed the representations and warranties of the Company contained in this Agreement and has no reason to believe that such representations and warranties are untrue or incorrect; (ii) is familiar with the Registration Statement and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement or the Prospectus which has had or may have a Material Adverse Effect and (iii) is not prompted to sell Shares by any information concerning the Company which is not set forth in the Registration Statement or the Prospectus;

      (i) all material information with respect to such Selling Stockholder contained in the Registration Statement and the Prospectus (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) complied and will comply in all material respects with all applicable provisions of the Securities Act and the Securities Act Regulations, contains and will contain all statements of material fact required to be stated therein in accordance with the Securities Act and the Securities Act Regulations, and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; such Selling Stockholder confirms as accurate the number of shares of Common Stock set forth opposite such Selling Stockholder's name in the Prospectus under the caption "Principal and Selling Stockholders" (both prior to and after giving effect to the sale of the Shares);

      (j) other than as permitted by the Securities Act and the Securities Act Regulations, such Selling Stockholder has not distributed and will not distribute any Preliminary Prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares; such Selling Stockholder has not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, under the Securities Act, the Securities Act Regulations or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

      (k) such Selling Stockholder has not relied upon the Representative or legal counsel for the Underwriters for any legal, tax or accounting advice in connection with the offering and sale of the Shares;

      (l) such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in the Prospectus under "Shares Eligible for Future Sale;"

      (m) no consent, approval or waiver is required under any instrument or agreement to which such Selling Stockholder is a party or by which it is bound or under which it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Shares which may be sold by such Selling Stockholder under this Agreement or the consummation by such Selling Stockholder of any of the other transactions contemplated hereby;

      (n) such Selling Stockholder does not have any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus;

      (o) except as otherwise disclosed to the Underwriters in writing, such Selling Stockholder nor any of its affiliates is (i) required to register as a "broker" or "dealer" in accordance with the provisions of the Exchange Act or the Exchange Act Regulations, (ii) an affiliate of a broker or dealer or (iii) a member or a person associated with a member of the NASD (within the meaning of Article I of the Bylaws of the NASD);

      (p) such Selling Stockholder purchased the Shares in the ordinary course of its business; and

      (q) at the time of the purchase of the Shares, such Selling Stockholder had no arrangement or understanding, directly or indirectly, with any person, or any intent, to distribute the Shares.

      4.    Certain Covenants:

      The Company and the Operating Partnership hereby agree with each
Underwriter:

      (a) that the Company shall cooperate with the Representative and legal counsel for the Underwriters and furnish such information as may be required to qualify or register the Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or Canadian provincial Securities laws or other foreign laws of those jurisdictions designated by the Representative, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation; and that the Company shall use its best efforts to prevent the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction and will advise the Representative promptly of such suspension or any initiation or threat of any proceeding for any such purpose; and that, in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment;

      (b) that if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will use its best efforts to cause such post-effective amendment to become effective as soon as possible;

      (c) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus (or a term sheet as permitted by Rule 434) with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the second day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the second day following the execution and delivery of this Agreement, or on such other day as the parties may mutually agree, to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the

Underwriters will be identical to the version transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

      (d) to advise the Representative promptly and (if requested by the Representative) to confirm such advice in writing, when any post-effective amendment to the Registration Statement becomes effective under the Securities Act Regulations;

      (e) that, after the date of this Agreement, the Company shall promptly advise the Representative in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any preliminary prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing the Common Stock from the New York Stock Exchange, or of the threatening or initiation of any proceedings for any of such purposes; and that the Company shall use its best efforts to prevent the issuance of any such order or suspension, removal or termination from listing, and, if the Commission shall enter any such stop order at any time, the Company will use its best efforts to obtain the lifting of such order at the earliest possible moment; the Company shall advise the Representative promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which the Representative shall reasonably object; additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 434, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) were received in a timely manner by the Commission;

      (f) for a period of two years from the date of this Agreement (i) to furnish to the Representative and, upon request, to each of the other Underwriters as soon as available, copies of all annual reports mailed to holders of Common Stock;

      (g) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representative or legal counsel for the Underwriters, would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company's own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representative may from time to time reasonably request of an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus, as amended or supplemented, will comply with the law;

      (h) to file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representative, be required by the Securities Act or requested by the Commission;

      (i) that, prior to filing with the Commission any amendment to the Registration Statement or supplement or amendment to the Prospectus or any Prospectus pursuant to Rule 424 under the Securities Act, the Company shall furnish to the Representative and counsel for the Underwriters for review a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representative reasonably object;

      (j) to furnish promptly to each Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representative may reasonably request;

      (k) to furnish to each Representative, promptly upon filing with the Commission subsequent to the effective date of the Prospectus and during the period that a prospectus relating to the Shares is required to be delivered under the Act in connection with sales by any Underwriter, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and during such period to file all such documents in the manner and within the time periods required by the Exchange Act, the Exchange Act Regulations and the Sarbanes-Oxley Act;

      (l) to apply the net proceeds from the sale of the Shares in the manner described under the caption "Use of Proceeds" in the Prospectus;

      (m) to make generally available to its security holders and to deliver to the Representative as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations,) covering a period of 12 months beginning after the effective date of the Registration Statement;

      (n) to use its best efforts to maintain the listing of the Shares on, and comply at all times with the published rules and regulations of, the New York Stock Exchange and to file with the New York Stock Exchange all documents and notices required by the New York Stock Exchange of companies that have securities for which quotations are reported by the New York Stock Exchange;

      (o) to engage and maintain, at its expense, a registrar and transfer agent for the Shares;

      (p) to refrain during a period of 180 days from the date of the Prospectus, without the prior written consent of the Representative (which consent may be withheld at the sole discretion of the Representative), from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, establishing an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the shares of Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that the Company may issue its Common Stock or options to purchase and other awards respecting its Common Stock, or Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus, and may file a registration statement under the Securities Act with respect thereto, but only if the holders of such shares, options, or shares issued upon exercise of such options, agree in writing not to sell, offer, dispose of or otherwise transfer any such shares or options during such 180 day period without the prior written consent of the Representative (which consent may be withheld at the sole discretion of the Representative). Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issued an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; and may file and amend its shelf registration statement for the resale of its outstanding Common Stock as provided for by the Registration Rights Agreement dated April 7, 2004;

      (q) not to, and to use its best efforts to cause its officers, directors, partners and affiliates, as applicable, not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company;

      (r) (i) to cause each officer, director and 10% or more shareholder of the Company to furnish to the Representative, prior to the First Closing Date, a letter agreement substantially in the form of Exhibit B hereto, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Stock or securities convertible into or exchangeable for

Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, in each case for a period of 180 days from the date of the Prospectus with respect to officers and directors of the Company and for a period of 90 days with respect to any 10% or more shareholder of the Company, without the prior written consent of the Representative on behalf of the Underwriters; to enforce all existing agreements between the Company and any of its security holders that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Company's securities in connection with the Company's April 2004 private placement; to direct the transfer agent to place stop transfer restrictions upon any such securities of the Company that are bound by such existing "lock-up" agreements for the duration of the periods contemplated in such agreements. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day or 90-day, as applicable, restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day or 90-day, as applicable, restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day, or 90-day, as applicable period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event;

      (s) that during the time which a Prospectus relating to the Shares is required to be delivered under the Securities Act Regulations, the Company shall file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents in the manner required by the Exchange Act, the Exchange Act Regulations and the Sarbanes-Oxley Act; additionally, the Company shall report the use of proceeds from the issuance of the Shares as may be required under Rule 463 under the Securities Act;

      (t) that the Company will comply with all of the provisions of any undertakings in the Registration Statement;

      (u) that the Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of its Subsidiaries to register as an investment company under the Investment Company Act; and

      (v) that the Company will have within 75 days of the First Closing Date of this offering established and will maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) which are effective to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms, and that such information is accumulated and communicated to the Company's management, including its Chief Executive Officer and Chief Financial Officer as appropriate, to allow timely decisions regarding required disclosure.

      Each Selling Stockholder hereby agrees with each Underwriter:

      (a) to deliver to the Representative prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person, within the meaning of the
Code) or Form W-9 (if the Selling Stockholder is a United States person, within the meaning of the Code).

      (b) if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representative, such Selling Stockholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, that such Selling Stockholder will promptly notify the Company and the Representative.

      (c) to deliver to the Company or the Underwriters such documentation as the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions of this Agreement.

      (d) to refrain during a period of 60 days from the date of the Prospectus, without the prior written consent of the Representative (which consent may be withheld at the sole discretion of the Representative), from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, establishing an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise disposing of or transferring (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or requesting the filing of any registration statement under the Securities Act with respect to any of the foregoing (provided that the Company may file a registration statement solely for the resale of Common Stock), or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that such Selling Stockholder may sell the Shares contemplated to be sold pursuant to this Agreement. Notwithstanding the foregoing, if (1) during the last 17 days of the 60-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 60-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 60-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

      5.    Payment of Expenses:

      (a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares to the Underwriters, (iv) all fees and expenses of the Company's counsel and independent public or certified public accountants, (v) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (vi) the qualification of the Shares for offering and sale under state laws that the Company and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including with respect to such qualification and determination of eligibility, the legal fees and filing fees and other reasonable disbursements of counsel for the Underwriters assuming that the Common Stock is approved for listing on the New York Stock Exchange and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers,
(vii) filing for review of the public offering of the Shares by the NASD (including the legal fees and filing fees and other reasonable disbursements of counsel for the Underwriters relating thereto), (viii) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (ix) the fees and expenses incurred in connection with the inclusion of the Shares for trading on the New York Stock Exchange, (x) all costs and expenses incident to the travel and accommodation of the Company's and the Underwriters' employees in making road show presentations with respect to the offering of the Shares, (xi) Internet road show expenses,
(xii) CommScan costs, (xiii) preparing and distributing bound volumes or an electronic compilation on CD of transaction documents for the Representative and its legal counsel and (xiv) the performance of the Company's other obligations hereunder. Upon the request of the Representative, the Company will provide funds in advance for filing fees. It is understood, however, that except as provided in this Section 5(a) and Section 5(c), 9(a) and 9(b) hereof, the Underwriters will pay all of their own costs and expenses, including fees and disbursements of their counsel, stock transfer taxes on the sale of any of the Shares by them and any advertising expenses connected with any offer they make.

      (b) The Selling Stockholders agree with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of their obligations under this Agreement which are not otherwise specifically provided for herein, including, but not limited to, (i) fees and expenses of counsel and other advisors for such Selling Stockholders, (ii) fees and expenses of the Custodian and (iii) expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian).

      (c) If this Agreement shall be terminated by the Underwriters, or any of them, pursuant to Section 7 hereof, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (such as printing, facsimile, courier service, accommodations, travel and the fees and disbursements of Underwriters' counsel) and any other advisors, accountants, appraisers, etc. reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein.

      6.    Conditions of the Underwriters' Obligations:

      (a) The obligations of the Underwriters hereunder to purchase Shares on the First Closing Date or on each Option Closing Date, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders hereunder and under the Custody Agreement and the Power of Attorney on the date hereof and on the First Closing Date and on each Option Closing Date, as applicable, the performance by the Company and the Selling Stockholders of their respective covenants and other obligations hereunder and under the Custody Agreement and the Power of Attorney and to the satisfaction of the following further conditions at the First Closing Date or on each Option Closing Date, as applicable:

      (b) The Company shall furnish to the Underwriters on the First Closing Date and on each Option Closing Date an opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, counsel for the Company and the Subsidiaries, and addressed to the Underwriters and dated the First Closing Date and each Option Closing Date, as applicable, and in form and substance satisfactory to Hunton & Williams LLP, counsel for the Underwriters in the form of Exhibit D.

      (c) Each Selling Stockholder shall furnish to the Underwriters at the First Closing Date and on each Option Closing Date an opinion of counsel for the Selling Stockholders, addressed to the Underwriters and dated the First Closing Date and each Option Closing Date, as applicable, in form and substance satisfactory to Hunton & Williams LLP in the form of Exhibit E.

      (d) The Underwriters shall have received from each of KPMG LLP, registered public accounting firm for the Company, and Parente Randolph LLP, letters dated, respectively, as of the date of this Agreement, the First Closing Date and each Option Closing Date, as the case may be, addressed to the Underwriters, in form and substance satisfactory to the Representative and counsel for the Underwriters, containing statements to the effect that they are independent accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations adopted by the Commission thereunder and the Public Company Accounting Oversight Board, and statements and information of the type ordinarily included in accountant's "comfort letters" to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus (and the Representative shall have received an additional six conformed copies of such accountants' letter for each of the several Underwriters);

            In the event that the letters referred to above set forth any changes in common or preferred stock, increases in long-term debt or decreases in total assets or total stockholders equity or any decrease in consolidated revenues or in the total or per share amounts of net income, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representative and counsel for the Underwriters deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representative and counsel for the Underwriters, make it impractical or inadvisable to proceed with the purchase and delivery of the Shares as contemplated by the Registration Statement.

      (e) At the First Closing Date and each Option Closing Date, the Underwriters shall have received from each of KPMG LLP and Parente Randolph LLP, independent public or certified public accountants, a letter dated such date, in form and substance satisfactory to the Underwriters and counsel for the Underwriters, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (d) of this Section 6, except that the specified date referred to therein for the carrying out of procedures shall be no more than two business days prior to the First Closing Date or Option Closing Date, as the case may be (and the Representative shall have received an additional six conformed copies of such accountants' letter for each of the several Underwriters).

      (f) The Underwriters shall have received at the First Closing Date and on each Option Closing Date, as applicable, the favorable opinion of Hunton & Williams LLP, dated the First Closing Date or such Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to the Underwriters.

      (g) No amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Underwriters shall have objected in writing.

      (h) Prior to the First Closing Date and each Option Closing Date (i) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or any supplement thereto shall have been issued or be in effect, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, shall have occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriters and counsel to the Underwriters; and (iii) the Registration Statement and the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (i) Prior to the First Closing Date and each Option Closing Date, the Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective; or, if the Company elected to rely upon

Rule 434 under the Securities Act and obtained the Underwriters' consent thereto, the Company shall have filed a term sheet with the Commission in the manner and within the time period required by such Rule 424(b).

      (j) Between the time of execution of this Agreement and the First Closing Date or the relevant Option Closing Date there shall not have been any Material Adverse Change, and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representative's sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

      (k) The Shares shall have been approved for listing on the New York Stock Exchange.

      (l) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

      (m) The Underwriters shall have received lock-up agreements from each officer and director of the Company substantially in the form of Exhibit B attached hereto, and such lock-up agreements shall be in full force and effect.

      (n) The Underwriters shall have received, at the First Closing Date and on each Option Closing Date, a certificate of duly authorized officers of the Company and the Operating Partnership, dated as of such First Closing Date or Option Closing Date, to the effect that the signers of such certificates have carefully examined the Prospectus, any amendment or supplement to the Prospectus and this Agreement, and that:

                  (i) the representations and warranties of the Company and the
            Operating Partnership in this Agreement are true and correct, as if made on and as of the date hereof, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof;

                  (ii) no stop order suspending the effectiveness of the
            Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

                  (iii) when the Registration Statement became effective and at all times subsequent thereto up to the date hereof, the Registration Statement and the Prospectus, and any amendments or supplements thereto contained all material information required to be included therein by the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be; the Registration Statement and the Prospectus, and any amendments or supplements thereto, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplemented Prospectus which has not been so set forth; and

                  (iv) subsequent to the date of the most recent financial
            statements included in the Prospectus, there has not been (a) any Material Adverse Change, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, (d) any change in the capitalization of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or the capital stock, limited liability company membership interests or units of limited partnership interest of any Subsidiary except, in the case of each of clauses (a) through (e) above, as disclosed in the Prospectus, or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

      (o) The Underwriters shall receive, at the First Closing Date and on each Option Closing Date, a certificate of the Secretary of the Company certifying as to (i) the Articles of Incorporation and any amendments thereto,
(ii) the Bylaws and any amendments thereto, (iii) resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the other offering documents, (iv) the Certificate of Limited Partnership of the Operating Partnership and the Partnership Agreement and any amendments thereto, (v) correspondence with the Commission, (vi) a specimen Common Stock certificate, (vii) the number of shares of Common Stock authorized and reserved for issuance by the Company and (viii) the minute books of the Company.

      (p) Each Selling Stockholder will, at the First Closing Date and on each Option Closing Date, deliver to the Underwriters a certificate, to the effect that:

                  (i) the representations and warranties of such Selling
            Stockholder set forth in this Agreement, the Custody Agreement and the Power of Attorney are true and correct as of such date as if made on such date; and

                  (ii) such Selling Stockholder has complied with all the
            agreements and satisfied all the conditions on its part to be performed or satisfied hereunder and under this Agreement, the Custody Agreement and the Power of Attorney at or prior to such date.

      (q) On the date hereof, the Company and the Selling Stockholders shall have furnished for review by the Underwriters copies of the Custody Agreement and the Power of

Attorney executed by each of the Selling Stockholders and such further information, certificates and documents as the Underwriters may reasonably request.

      (r) The Company, the Operating Partnership and the Selling Stockholders, as applicable, shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus, the representations, warranties and statements of the Company, the Operating Partnership and the Selling Stockholders contained herein, in the Custody Agreement and in the Power of Attorney, and the performance by the Company, the Operating Partnership and the Selling Stockholders of their respective covenants contained herein and therein, and the fulfillment of any conditions contained herein or therein, as of the First Closing Date or any Option Closing Date, as the Underwriters may reasonably request.

      7.    Termination:

            The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the First Closing Date or any Option Closing Date, if (i) the Company is unable or unwilling to perform its obligations under this Agreement,
(ii) any of the conditions specified in Section 6 that are not dependent on the representations, warranties or agreements of the Selling Stockholders shall not have been fulfilled when and as required by this Agreement to be fulfilled, or
(iii) if there has been, in the judgment of the Representative, since the respective dates as of which information is given in the Registration Statement, any Material Adverse Change, or any development involving a prospective Material Adverse Change, or material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (iv) if there has occurred any outbreak or escalation of national or international hostilities, other national or international calamity or crisis (including without limitation any terrorist or similar attack), any change in the United States or international financial markets, or any substantial change in United States' or international economic, political, financial or other conditions, the effect of which on the financial markets of the United States is such as to make it, in the sole judgment of the Representative, impracticable to market the Shares in the manner and on the terms described in the Prospectus or enforce contracts for the sale of the Shares, or (v) if trading or quotation in any securities of the Company has been suspended by the Commission or by the New York Stock Exchange, or if trading generally on the New York Stock Exchange or Nasdaq Stock Market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or by order of the Commission or any other governmental authority, or (vi) a general banking moratorium shall have been declared by any federal, New York, Alabama or Maryland authorities or (vii) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the opinion of the Representative, materially adversely affects or will materially adversely affect the business or operations of the Company, or (viii) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the opinion of the Representative, has a material adverse effect on the securities markets in the United States, or (ix) the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Representative may interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured.

            If the Representative elects to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

            If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company shall be unable to comply in all material respects with any of the terms of this Agreement, the Company and the Selling Stockholders shall not be under any obligation or liability under this Agreement (except as provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company and the Selling Stockholders under this Agreement (except as provided in Section 9 hereof) or to one another hereunder.

      8.    Increase in Underwriters' Commitments:

            If any Underwriter shall default at the First Closing Date or on an Option Closing Date in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representative shall have the right, within 48 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the "Defaulted Shares"). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of the total number of Shares to be purchased on such date, the Representative may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Section 9 hereof shall at all times be effective and shall survive such termination.

            Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company or selected by the Company with the approval of the Representative).

            If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the First Closing Date or the relevant Option Closing Date for a period not exceeding seven business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

            The term "Underwriter" as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

            Nothing contained herein shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

      9. Indemnity and Contribution by the Company, the Operating Partnership, the Selling Stockholders and the Underwriters:

      (a) The Company and the Operating Partnership, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter, its officers and employees, and any person who controls any Underwriter within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, liability, damage, claim (including the reasonable cost of investigation) or expense, as incurred, which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, expense, liability, damage, claim or expense arises out of or is based upon in whole or in part (i) any inaccuracy or any breach of any representation, warranty or covenant of the Company or the Operating Partnership contained herein, (ii) any failure on the part of the Company or the Operating Partnership to perform their respective obligations hereunder, (iii) any voluntary action on the part of the Company's Board of Directors to revoke the Company's election, or to otherwise intentionally cease to no longer qualify, as a REIT under the requirements of the Code at anytime on or before the end of the 2007 tax year,
(iv) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act) or the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus, as amended or supplemented by the Company, or (v) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement or Prospectus or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Operating Partnership shall not be liable for any such loss, liability, claim, damage or expense that arises out of or is based upon any information furnished in writing by the Underwriters for use in the Registration Statement or Prospectus. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company and the Operating Partnership may otherwise have.

      (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, the Company and the Operating Partnership, from and against any loss, liability, claim (including the reasonable cost of investigation) or expense, as incurred, which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or other federal or state statutory law or regulation or at common law or otherwise, insofar as such loss, liability, damage, claim or expense arises out of or is based upon in whole or in part, (i) any breach of any representation, warranty or covenant of such Selling Stockholder contained herein, in the Custody Agreement or in the Power of Attorney, (ii) any failure on the part of such Selling Stockholder to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company, including any information deemed to be a part thereof pursuant to Rule 430A or Rule 434 under the Securities Act), the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or (B) any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; but only insofar as any such loss, liability, damage, claim or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by such Selling Stockholder to the Company expressly for use in such Registration Statement or Prospectus; provided, however, that the indemnity agreement contained in this subsection (b) shall not require any such Selling Stockholder to reimburse the Underwriters, the Company and the Operating Partnership for amounts in excess of the gross sale price of the Shares sold by such Selling Stockholder pursuant to this Agreement. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liability that the Selling Stockholders may otherwise have.

            If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company, the Operating Partnership or any Selling Stockholder pursuant to subsection (a) or
(b) above, such Underwriter shall promptly notify the Company, the Operating Partnership or such Selling Stockholder, as applicable, in writing of the institution of such action, and the Company, the Operating Partnership or such Selling Stockholder, as applicable, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company, the Operating Partnership or such Selling Stockholder, as applicable, will not relieve the Company, the Operating Partnership or such Selling Stockholder, as applicable, of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company, the Operating Partnership or such Selling Stockholder, as applicable, in connection with the defense of such action, or the Company, the Operating Partnership or such Selling Stockholder, as applicable, shall not have employed counsel to have charge of the defense of such action within a reasonable time or such Underwriter or controlling person shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them that are different from or additional to those available to the Company, the Operating Partnership or such Selling Stockholder, as applicable (in which case the Company, the Operating Partnership and such Selling Stockholder shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or the

Selling Stockholder, as applicable, and paid as incurred (it being understood, however, that the Company nor any Selling Stockholder shall not be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).

      (c) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Operating Partnership, each Selling Stockholder, the Company's directors, the Company's officers that signed the Registration Statement, and any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, liability, damage, claim (including the reasonable cost of investigation) or expense, as incurred, which, jointly or severally, the Company, the Operating Partnership, the Selling Stockholder or any such person may incur under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representative to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or the Prospectus, or (B) any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus necessary to make such information, in the light of the circumstances under which made, not misleading; and to reimburse the Company, the Operating Partnership each Selling Stockholder, any such director or officer of the Company or any such controlling person for any legal and other expense reasonably incurred by the Company, the Operating Partnership each Selling Stockholder, any such director or officer of the Company or any such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The indemnity agreement set forth in this Section 9(c) shall be in addition to any liability that such Underwriter may otherwise have. The Company, the Operating Partnership and each of the Selling Stockholders, hereby acknowledges that the statements set forth in paragraphs 3, 17 and 23 and the first sentence of paragraph ten under the caption "Underwriting" in the Preliminary Prospectus and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representative to the Company for purposes of the Company's representations and warranties in Section 3(o) hereof and for purposes of this Section 9.

            If any action is brought against the Company, the Operating Partnership, any such director or officer of the Company, any Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Operating Partnership, such director or officer of the Company, the Selling Stockholder or such person shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Representative will not relieve the Underwriters of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. The Company, the Operating Partnership, each Selling Stockholder, such director or officer of the Company or such controlling person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Operating Partnership, such director or officer of the Company, the Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by the Representative in connection with the defense of such action or the Representative shall not have employed counsel to have charge of the defense of such action within a reasonable time or the Company, the Operating Partnership, such director or officer of the Company, such Selling Stockholder or such person shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them that are different from or additional to those available to the Underwriters (in which case the Representative shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).

      (d) The indemnifying party under this Section 9 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, liability, damage, claim or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

      (e) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a),
(b), (c) and (d) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the aggregate amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Operating Partnership and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if (but only if) the allocation provided by clause (i) above is not available for any reason, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Operating Partnership and the Selling Stockholders, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Operating Partnership and the Selling

Stockholders, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company (which, for purposes of this subsection, account for the relative benefits received by the Operating Partnership) or the Selling Stockholders, as applicable, bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, of the Operating Partnership, of the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company, the Operating Partnership, and the Selling Stockholders, on one hand, or by the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action. The provisions set forth in Sections 9(b) and (c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9(e); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Sections 9(b) and (c) for purposes of indemnification.

      (f) The Company, the Operating Partnership, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (e)(i) and, if applicable (ii), above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter as set forth on Schedule II hereof and any Option Shares and no Selling Stockholder shall be required to contribute any amount in excess of the gross sale price of the Shares sold by such Selling Stockholder pursuant to this Agreement as set forth in Schedule I hereof and any Option Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to their respective underwriting commitments and not joint. For purposes of this Section 9, each officer and employee of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Section 15 of the Securities Act and Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of
Section 15 of the Securities Act and Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

      10.   Failure of One or More of the Selling Stockholders:

            If one or more of the Selling Stockholders shall fail to meet one of more of its conditions set forth in Section 6 hereof or otherwise fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Stockholder at the First Closing Date pursuant to this Agreement, then such failure shall have no effect on the Underwriters' obligations hereunder to purchase the Shares which the Company and the other Selling Stockholders have agreed to sell and deliver in accordance with the terms hereof. If one or more of the Selling Stockholders shall fail to meet one of more of its conditions set forth in Section 6 hereof or otherwise fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Stockholder pursuant to this Agreement at the First Closing Date, then the Underwriters shall have the right, by written notice from the Representative to the Company and the Selling Stockholders, to postpone the First Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

      11.   Qualified Independent Underwriter:

            The Company hereby confirms that at its request J.P. Morgan Securities Inc. has without compensation acted as "qualified independent underwriter" (in such capacity, the "QIU" within the meaning of Rule 2720 of the Conduct Rules of the NASD in connection with the offering of the Shares. The Company and the Operating Partnership and the Selling Stockholders will severally and not jointly indemnify and hold harmless the QIU against any losses, expenses, liabilities, damages or claims, joint or several, to which the QIU may become subject, under the Securities Act or otherwise, insofar as such losses, expenses, liabilities, damages or claims (or actions in respect thereof) arise out of or are based upon the QIU's acting (or alleged failing to act) as such "qualified independent underwriter" and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, expense, liability, damage or claim or action as such expenses are incurred; and provided, however, that each Selling Stockholder shall only be subject to liability under this Section 11 to the extent such liability arises out of or is based upon (i) any untrue statement or alleged untrue statement or upon an omission or alleged omission based upon information furnished in writing to the Representative by such Selling Stockholder, (ii) a breach of a representation or warranty given by such Selling Stockholder in this Agreement, the Power of Attorney or the Custody Agreement or
(iii) any failure on the part of such Selling Stockholder to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus; and provided, further, that the liability under this Section 11 of each Selling Stockholder shall be limited to an amount equal to the aggregate gross proceeds to such Selling Stockholder from the sale of Shares sold by such Selling Stockholder hereunder.

      12.   Survival:

            The respective indemnities, agreements, representations, warranties and other statements of the Company, of the Operating Partnership, their respective officers and directors, of the Selling Stockholders and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company, the Operating Partnership or any of its or their partners, officers, directors, directors or any controlling person, or the Selling Stockholders, as the case may be, and will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

      13.   Notices:

            Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209,
Attention: Syndicate Department, with a copy to Hunton & Williams LLP, Riverfront Plaza, East Tower, 951 East Byrd Street, Richmond, Virginia 23219,
Attention: Daniel M. LeBey, Esquire; if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at Medical Properties Trust, Inc., 1000 Urban Center Drive, Suite 501, Birmingham, AL 35242, Attention: Michael G. Stewart, Esquire, with a copy to Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, Suite 1600, 420 20th Street North, Birmingham, AL 35203, Attention: Thomas O. Kolb, Esquire; or if to a Selling Stockholder, c/o Michael G. Stewart.

      14.   Governing Law; Headings:

            THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

      15.   Partial Unenforceability:

            The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

      16.   Parties at Interest:

            The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Operating Partnership, the Selling Stockholders and the controlling persons, directors and officers referred to in
Section 9 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

      17.   Entire Agreement; Amendments, Modifications and Waivers:

            This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

      18.   Confidentiality:

            The Representative, each Underwriter, and their counsel shall use all reasonable efforts to keep confidential, in accordance with its customary procedures for handling confidential information and safe and sound lending practices, any non-public information supplied to it by the Company, the Operating Partnership and the Selling Stockholders pursuant to this Agreement which is marked as confidential at the time such information is so furnished, provided, that nothing contained herein shall limit the disclosure of any such information: (i) to the extent required by statute, rule, regulation, subpoena or court order, (ii) to regulators, auditors and/or accountants, in connection with any litigation to which Representative, any Underwriter or their counsel is a party, (iii) to any Underwriter, so long as such Underwriter, shall have been instructed to treat such information as confidential in accordance with this
Section 18, or (iv) to counsel for Representative or any Underwriter.

            In the event that Representative or any Underwriter receives a request or demand to disclose any confidential information pursuant to any subpoena or court order, Representative and such Underwriter, as the case may be, agrees (i) to the extent permitted by applicable law or if permitted by applicable law, to the extent the Representative or such Underwriter determines in good faith that it will not create any risk of liability to Representative or such Underwriter, Representative or such Underwriter will promptly notify the Company and the Operating Partnership of such request so that the Company and the Operating Partnership may seek a protective order or other appropriate relief or remedy and (ii) if disclosure of such information is required, disclose such information and, subject to reimbursement by Company and the Operating Partnership of Representative's or such Underwriter's expenses, cooperate with the Company and the Operating Partnership in the reasonable efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to such portion of the disclosed information which the Company or the Operating Partnership so designates, to the extent permitted by applicable law or if permitted by applicable law, to the extent Representative or such Underwriter determines in good faith that it will not create any risk of liability to Representative or such Underwriter.

            In no event shall this Section 18 or any other provision of this Agreement or applicable law be deemed: (i) to apply to or restrict disclosure of information that has been or is made public by the Company, the Operating Partnership or any third party or otherwise becomes generally available to the public other than as a result of a disclosure in violation hereof, (ii) to apply to or restrict disclosure of information that was or becomes available to Representative or any Underwriter on a non-confidential basis from a person other than the Company or the Operating Partnership, (iii) to require Representative or any Underwriter to return any materials furnished by the Company or the Operating Partnership to Representative or any Underwriter. The obligations of Representative and each Underwriter under this Section 18 shall supersede and replace the obligations of Representative and each Underwriter under any confidentiality letter signed prior to the date hereof or any other arrangements concerning the confidentiality of information provided by the Company or the Operating Partnership to Representative or any Underwriter. In addition, Representative or any Underwriter may disclose information relating to the proposed offer and sale of the Shares and may otherwise use the corporate name and logo of the Company in "tombstones" or other advertisements or public statements in accordance with the Securities Act and the Securities Act Regulations.

      19.   Counterparts and Facsimile Signatures:

            This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

                            [Signature Page Follows]

            If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Operating Partnership, the Selling Stockholders and the Underwriters.

                        Very truly yours,

                        MEDICAL PROPERTIES TRUST, INC.

                        By: /s/ Michael G. Stewart
                        Name: Michael G. Stewart
                        Title: EVP and General Counsel

                        MPT OPERATING PARTNERSHIP, L.P.

                        By: /s/ Michael G. Stewart
                        Name: Michael G. Stewart
                        Title: EVP and General Counsel

                        SELLING SHAREHOLDERS LISTED ON
                        SCHEDULE I ATTACHED HERETO

                        By: Michael G. Stewart
                            as Attorney-in-Fact

                            /s/ Michael G. Stewart

Accepted and agreed to as
of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

By: /s/ James R. Kleeblatt
Name: James R. Kleeblatt
Title: Senior Managing Director

For itself and as Representative of the several
Underwriters named on Schedule II hereto.

                   [Signature page to Underwriting Agreement]

                                   SCHEDULE I

                                                                   Number of Initial
Name of Party Selling Shares                                       Shares to be Sold
----------------------------                                       -----------------
Medical Properties Trust, Inc. .............................          11,365,000

Elm Ridge Value Partners Offshore Fund, Ltd.................             407,000

Elm Ridge Capital Partners, L.P.............................             266,000

Elm Ridge Value Partners, L.P...............................              27,000

HFR ED Master Performance Trust.............................               1,823
                                                                      ----------

Total.......................................................          12,066,823
                                                                      ==========

                                   SCHEDULE II

                                                                     Number of Initial
Underwriter                                                        Shares to be Purchased
-----------                                                        ----------------------
Friedman, Billings, Ramsey & Co., Inc.........................            5,695,079

J.P. Morgan Securities Inc....................................            3,629,218

Wachovia Capital Markets, LLC.................................            1,451,687

Stifel, Nicolaus & Company, Incorporated......................              390,839

A.G. Edwards & Sons, Inc......................................              150,000

BB&T Capital Markets, A division of Scott & Stringfellow......              150,000

Cohen Brothers & Company......................................              150,000

Oppenheimer & Co., Inc........................................              150,000

Ryan, Beck & Co., LLC.........................................              150,000

Sterne, Agee & Leach, Inc.....................................              150,000
                                                                         ----------

      Total...................................................           12,066,823
                                                                         ==========

                                      II-1